REGISTRATION RIGHTS AGREEMENT
REGISTRATION RIGHTS AGREEMENT (this “Agreement”), dated as of September 29, 2017, by and among ATRM Holdings, Inc., a Minnesota corporation (the “Company”), Lone Star Value Investors, LP, a Delaware limited partnership (“LSVI”), and Lone Star Value Co-Invest I, LP, a Delaware limited partnership (“LSV Co-Invest I”, and together with LSVI, “Lone Star Value”).
W I T N E S S E T H:
WHEREAS, this Agreement is made in connection with that certain Exchange Agreement, dated as of September 29, 2017 (the “Exchange Agreement”), pursuant to which, the Company has agreed to issue to Lone Star Value a total of 132,548 shares (the “Shares”) of the Company’s 10.00% Series B Cumulative Preferred Stock, par value $0.001 per share (the “Preferred Stock”), in exchange for unsecured promissory notes made by the Company and held by Lone Star Value; and
WHEREAS, the rights, preferences and restrictions of the Preferred Stock are set forth in the Statement of Designation of 10.00% Series B Cumulative Preferred Stock of the Company (the “Statement of Designation”).
NOW, THEREFORE, in consideration of the mutual promises, representations, warranties, covenants and conditions set forth in the Exchange Agreement and this Agreement, the Company and Lone Star Value agree as follows:
1.Certain Definitions. Capitalized terms used herein and not otherwise defined shall have the meaning ascribed thereto in the Exchange Agreement or the Statement of Designation, as applicable. As used in this Agreement, the following terms shall have the following respective meanings:
“Closing” and “Closing Date” shall have the meanings ascribed to such terms in the Exchange Agreement.
“Commission” or “SEC” shall mean the U.S. Securities and Exchange Commission or any other federal agency at the time administering the Securities Act (as defined below).
“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.
“Holder” and “Holders” shall include Lone Star Value and any transferee or assignee thereof owning or having the right to acquire Registrable Securities (as defined below) which securities have not been sold to the public and to whom the registration rights conferred by this Agreement have been transferred in compliance with this Agreement; provided that neither such person nor any affiliate of such person is registered as a broker or dealer under Section 15(a) of Exchange Act, or a member of the Financial Industry Regulatory Authority.

The terms “register,” “registered” and “registration” shall refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Securities Act and applicable rules and regulations thereunder, and the declaration or ordering of the effectiveness of such registration statement or document.
“Registrable Securities” shall mean: (i) the Shares held by a Holder; and (ii) any other securities issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of, the Shares; provided, however, that securities shall only be treated as Registrable Securities if and only for so long as they (A) have not been sold in a transaction in which the Holder’s rights under this Agreement were not assigned, (B) have not been disposed of pursuant to a registration statement declared effective by the SEC, (C) have not been sold in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act so that all transfer restrictions and restrictive legends with respect thereto are removed upon the consummation of such sale and (D) may not be disposed of under Rule 144 without restriction.
“Registration Expenses” shall mean all expenses incurred by the Company in connection with each Holder’s registration rights under this Agreement, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel for the Company, blue sky fees and expenses, and the expense of any special audits incident to or required by any such registration (but excluding the compensation of regular employees of the Company, which shall be paid in any event by the Company).
“Regulation D” shall mean Regulation D as promulgated pursuant to the Securities Act, and as subsequently amended.
“Securities Act” shall mean the Securities Act of 1933, as amended.
“Selling Expenses” shall mean all underwriting discounts and selling commissions applicable to the sale of Registrable Securities and all fees and disbursements of counsel for Holders not included within “Registration Expenses.”
2.    Registration Requirements.
(a)    At any time after October 15, 2018, upon the written request of the Holders of at least sixty-six and two thirds percent (66 2/3%) of the Registrable Securities then outstanding, the Company shall prepare and file with the SEC a registration statement on Form S-3 (or on Form S-1 if the Company is then ineligible to use Form S-3) pursuant to Rule 415 under the Securities Act covering resales by the Holders as selling stockholders (not underwriters) of the Registrable Securities (the “Registration Statement”) as soon as reasonably practicable following the Company’s receipt of such written request, but in no event later than sixty (60) days thereafter. Thereafter the Company shall use its reasonable best efforts to cause such Registration Statement and other filings to be declared effective as soon as possible, and in any event no later than the following date, as appropriate (the “Required Effective Date”): (A) if the SEC notifies the Company that the SEC will not review the Registration Statement, the Required Effective Date shall be five (5) days after the SEC provides such notification, or (B) if the SEC notifies the Company that it will review the Registration Statement, then the Required Effective Date shall be sixty (60) days after the Company receives the first written comments on the Registration Statement from the SEC. Without limiting the foregoing, the Company will promptly respond to all SEC comments, inquiries and requests, and shall request acceleration of effectiveness at the earliest possible date.
(b)    In connection with the registration of any Registrable Securities, the Company shall, as soon as practicable:
(i)    Prepare and file with the SEC such amendments and supplements to such Registration Statement and the prospectus used in connection with such Registration Statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement and notify the Holders of the filing and effectiveness of such Registration Statement and any amendments or supplements.
(ii)    Furnish to each Holder that has Registrable Securities included in the Registration Statement such number of copies of a current prospectus conforming with the requirements of the Securities Act, copies of the Registration Statement, any amendment or supplement thereto and any documents incorporated by reference therein and such other documents as such Holder may reasonably require in order to facilitate the disposition of Registrable Securities owned by such Holder.
(iii)    Register and qualify the securities covered by such Registration Statement under the securities or blue sky laws of all domestic jurisdictions; provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.
(iv)    Notify promptly each Holder that has Registrable Securities included in the Registration Statement of the happening of any event (but not the substance or details of any such event) of which the Company has knowledge as a result of which the prospectus (including any supplements thereto or thereof) included in such Registration Statement, as then in effect, includes an untrue statement of material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing (each an “Event”), and use its best efforts to promptly update and/or correct such prospectus. Each Holder will hold in confidence and will not make any disclosure of any such Event and any related information disclosed by the Company.
(v)    Notify each Holder of the issuance by the SEC or any state securities commission or agency of any stop order suspending the effectiveness of the Registration Statement or the threat or initiation of any proceedings for that purpose. The Company shall use its best efforts to prevent the issuance of any stop order and, if any stop order is issued, to obtain the lifting thereof at the earliest possible time.
(vi)    List the Registrable Securities covered by such Registration Statement with all securities exchange(s) and/or markets on which the Common Stock is then listed, to the extent such listing is permissible under the rules of such securities exchange or market, and prepare and file any corresponding required filings with such securities exchange or market.

(c)    Notwithstanding the obligations under Section 2(b)(iv) or any provision of this Agreement, if (i) in the good faith judgment of the Company, following consultation with legal counsel, it would be detrimental to the Company and its stockholders for resales of Registrable Securities to be made pursuant to the Registration Statement due to the existence of a material development or potential material development involving the Company that the Company would be obligated to disclose in the Registration Statement, which disclosure would be premature or otherwise inadvisable at such time or would have a material adverse effect upon the Company and its stockholders, or (ii) in the good faith judgment of the Company, it would adversely affect or require premature disclosure of the filing of a Company-initiated registration of any class of its equity securities, then the Company will have the right to suspend the use of the Registration Statement for a period of not more than thirty (30) consecutive calendar days, but only if the Company reasonably concludes, after consultation with outside legal counsel, that the failure to suspend the use of the Registration Statement as such would create a risk of a material liability or violation under applicable securities laws or regulations.
(d)    During the registration period, the Company will make available, upon reasonable advance notice during normal business hours, for inspection by any Holder whose Registrable Securities are being sold pursuant to a Registration Statement, all pertinent financial and other records, pertinent corporate documents and properties of the Company (collectively, the “Records”) as reasonably necessary to enable each such Holder to exercise its due diligence responsibility in connection with or related to the contemplated offering. The Company will cause its officers, directors and employees to supply all information that any Holder may reasonably request for purposes of performing such due diligence.
(e)    Each Holder will hold in confidence, use only in connection with the contemplated offering and not make any disclosure of all Records and other information that the Company determines in good faith to be confidential, and of which determination the Holders are so notified, unless (i) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in any Registration Statement, (ii) the release of such Records is ordered pursuant to a subpoena or other order from a court or government body of competent jurisdiction, (iii) the information in such Records has been made generally available to the public other than by disclosure in violation of this or any other agreement (to the knowledge of the relevant Holder), (iv) the Records or other information was developed independently by the Holder without breach of this Agreement, (v) the information was known to the Holder before receipt of such information from the Company, or (vi) the information was disclosed to the Holder by a third party not under an obligation of confidentiality. However, a Holder may make disclosure of such Records and other information to any attorney, adviser, or other third party retained by it that needs to know the information as determined in good faith by the Holder (each, a “Holder Representative”), if the Holder advises each Holder Representative of the confidentiality provisions of this Section 2(e), but the Holder will be liable for any act or omission of a Holder Representative relative to such information as if the act or omission was that of the Holder. The Company is not required to disclose any confidential information in the Records to any Holder unless and until such Holder has entered into a confidentiality agreement (in form and substance satisfactory to the Company) with the Company with respect thereto, substantially to the effect of this Section 2(e). Unless legally prohibited from so doing, each Holder will, upon learning that disclosure of Records containing confidential information is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt notice to the Company and allow the Company, at the Company’s expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, the Records deemed confidential. Nothing herein will be deemed to limit the Holders’ ability to sell Registrable Securities in a manner that is otherwise consistent with applicable laws and regulations.
(f)    If the Holders become entitled, pursuant to an event described in clause (ii) of the definition of Registrable Securities, to receive any securities in respect of Registrable Securities that were already included in a Registration Statement, subsequent to the date such Registration Statement is declared effective, and the Company is unable under the securities laws to add such securities to the then effective Registration Statement, the Company shall promptly file, in accordance with the procedures set forth herein, an additional Registration Statement with respect to such newly Registrable Securities. The Company shall use its reasonable best efforts to cause any such additional Registration Statement, when filed, to become effective within sixty (60) days of the date that the need to file the Registration Statement arose. All of the registration rights and remedies under this Agreement shall apply to the registration of such newly reserved shares and such new Registrable Securities.
3.    Expenses of Registration. All Registration Expenses in connection with any registration, qualification or compliance with registration pursuant to this Agreement shall be borne by the Company, and all Selling Expenses of a Holder shall be borne by such Holder.
4.    Registration on Form S-3. The Company shall use its reasonable best efforts to take such action as is necessary to enable the Holders to utilize Form S-3 for the sale of their Registrable Securities.
5.    Registration Period. The Company shall use its reasonable best efforts to maintain the effectiveness of any Registration Statement until the earlier of such time that all of the Registrable Securities covered thereby (x) have been sold by the Holders or (y) are permitted to be disposed of by each Holder under Rule 144 without restriction.
6.    Indemnification.
(a)    Company Indemnity. The Company will indemnify each Holder, each of its officers, directors, agents and partners, and each person controlling each of the foregoing, within the meaning of Section 15 of the Securities Act and the rules and regulations thereunder, with respect to which registration, qualification or compliance has been effected pursuant to this Agreement, and each underwriter, if any, and each person who controls, within the meaning of Section 15 of the Securities Act and the rules and regulations thereunder, any underwriter, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any final prospectus (as amended or supplemented if the Company files any amendment or supplement thereto with the SEC), Registration Statement filed pursuant to this Agreement or any post-effective amendment thereof or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made, or any violation by the Company of the Securities Act or any state securities law or in either case, any rule or regulation thereunder applicable to the Company and relating to action or inaction required of the Company in connection with any such registration, qualification or compliance, and will reimburse each Holder, each of its officers, directors, agents and partners, and each person controlling each of the foregoing, for any reasonable legal fees of a single counsel and any other expenses reasonably incurred in connection with investigating and defending any such claim, loss, damage, liability or action, provided that the Company will not be liable in any such case to a Holder to the extent that any such claim, loss, damage, liability or expense arises out of or is based on (i) any untrue statement or omission based upon written information furnished to the Company by such Holder or underwriter (if any) therefor and stated to be specifically for use therein, (ii) any failure by any Holder to comply with prospectus delivery requirements or the Securities Act or Exchange Act or any other law or legal requirement applicable to them or any covenant or agreement contained in the Exchange Agreement, the Statement of Designation or this Agreement or (iii) an offer of sale of the Shares occurring during a period in which sales under the Registration Statement are suspended as permitted by this Agreement. The indemnity agreement contained in this Section 6(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company (which consent will not be unreasonably withheld).
(b)    Holder Indemnity. Each Holder will, severally but not jointly, if Registrable Securities held by it are included in the securities as to which such registration, qualification or compliance is being effected, indemnify the Company, each of its directors, officers, agents and partners, and any other stockholder selling securities pursuant to the Registration Statement and any of its directors, officers, agents, partners, and any person who controls such stockholder within the meaning of the Securities Act or Exchange Act, and each underwriter, if any, of the Company’s securities covered by such a Registration Statement, each person who controls the Company or such underwriter within the meaning of Section 15 of the Securities Act and the rules and regulations thereunder, each other Holder (if any), and each of their officers, directors and partners, and each person controlling such other Holder(s) against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on (i) any untrue statement (or alleged untrue statement) of a material fact contained in any such final prospectus (as amended or supplemented if the Company files any amendment or supplement thereto with the SEC), Registration Statement filed pursuant to this Agreement or any post- effective amendment thereof or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading in light of the circumstances under which they were made or (ii) failure by any Holder to comply with prospectus delivery requirements or the Securities Act, Exchange Act or any other law or legal requirement applicable to them or any covenant or agreement contained in the Exchange Agreement, the Statement of Designation or this Agreement, and will reimburse the Company and such other Holder(s) and their directors, officers and partners, underwriters or control persons for any reasonable legal fees or any other expenses reasonably incurred in connection with investigating and defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such final prospectus (as amended or supplemented if the Company files any amendment or supplement thereto with the SEC), Registration Statement filed pursuant to this Agreement or any post-effective amendment thereof in reliance upon and in conformity with written information furnished to the Company by such

Holder and stated to be specifically for use therein, and provided that the maximum amount for which such Holder shall be liable under this indemnity shall not exceed the net proceeds received by the Holders from the sale of the Registrable Securities pursuant to the registration statement in question. The indemnity agreement contained in this Section 6(b) shall not apply to amounts paid in settlement of any such claims, losses, damages or liabilities if such settlement is effected without the consent of such Holder (which consent shall not be unreasonably withheld).
(c)    Procedure. Each party entitled to indemnification under this Section 6 (the “Indemnified Party”) shall give notice to the party required to provide indemnification (the “Indemnifying Party”) promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim in any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or any litigation resulting therefrom, shall be approved by the Indemnified Party (whose approval shall not be unreasonably withheld), and the Indemnified Party may participate in such defense at its own expense, and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 6 except to the extent that the Indemnifying Party is materially and adversely affected by such failure to provide notice. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation. Each Indemnified Party shall furnish such non-privileged information regarding itself or the claim in question as an Indemnifying Party may reasonably request in writing and as shall be reasonably required in connection with the defense of such claim and litigation resulting therefrom.
7.    Contribution. If the indemnification provided for in Section 6 herein is unavailable to the Indemnified Parties in respect of any losses, claims, damages or liabilities referred to herein (other than by reason of the exceptions provided therein), then each such Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages or liabilities as between the Company on the one hand and any Holder(s) on the other, in such proportion as is appropriate to reflect the relative fault of the Company and of such Holder(s) in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative fault of the Company on the one hand and of any Holder(s) on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or by such Holder(s).
In no event shall the obligation of any Indemnifying Party to contribute under this Section 7 exceed the amount that such Indemnifying Party would have been obligated to pay by way of indemnification if the indemnification provided for under Section 6(a) or 6(b) hereof had been available under the circumstances.

The Company and the Holders agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation (even if the Holders were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraphs. The amount paid or payable by an Indemnified Party as a result of the losses, claims, damages and liabilities referred to in the immediately preceding paragraphs shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section, no Holder shall be required to contribute any amount in excess of the amount equal to the net proceeds received by such Holder from the sale of Registrable Securities pursuant to the registration statement in question. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.
8.    Survival. The indemnity and contribution agreements contained in Sections 6 and 7 shall remain operative and in full force and effect regardless of (i) any termination of this Agreement and (ii) the consummation of the sale or initial successive resales of the Registrable Securities.
9.    Information by Holders. As a condition to the obligations of the Company to complete any registration pursuant to this Agreement with respect to the Registrable Securities of each Holder, such Holder will furnish to the Company such information regarding itself, the Registrable Securities held by it and the intended methods of disposition of the Registrable Securities held by it as is reasonably required by the Company to effect the registration of the Registrable Securities. At least ten (10) business days prior to the first anticipated filing date of a Registration Statement for any registration under this Agreement, the Company will notify each Holder of the information the Company requires from that Holder whether or not such Holder has elected to have any of its Registrable Securities included in the Registration Statement. If the Company has not received the requested information from a Holder by the business day prior to the anticipated filing date, then the Company may file the Registration Statement without including Registrable Securities of that Holder.
10.    Further Assurances. Each Holder will cooperate with the Company, as reasonably requested by the Company, in connection with the preparation and filing of any Registration Statement hereunder, unless such Holder has notified the Company in writing of such Holder’s irrevocable election to exclude all of such Holder’s Registrable Securities from such Registration Statement.
11.    Suspension of Sales. Upon receipt of any notice from the Company under Section 2(b)(iv) or 2(c), each Holder will immediately discontinue disposition of Registrable Securities pursuant to the Registration Statement covering such Registrable Securities until (i) it receives copies of a supplemented or amended prospectus contemplated by Sections 2(b)(iv) or (ii) the Company advises the Holder that a suspension of sales under Section 2(c) has terminated. If so directed by the Company, each Holder will deliver to the Company (at the expense of the Company) or destroy all copies in the Holder’s possession (other than a limited number of file copies) of the prospectus covering such Registrable Securities that is current at the time of receipt of such notice.

12.    Transfer or Assignment. Except as otherwise provided herein, this Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. The rights granted to the Holders by the Company under this Agreement to cause the Company to register Registrable Securities may be transferred or assigned (in whole or in part) to a transferee or assignee of the Registrable Securities, and all other rights granted to the Holders by the Company hereunder may be transferred or assigned to any transferee or assignee of the Registrable Securities; provided in each case that (i) the Company is given written notice by the Holder at the time of or within ten (10) days after such transfer or assignment, stating the name and address of said transferee or assignee and identifying the securities with respect to which such registration rights are being transferred or assigned and (ii) the transferee or assignee of such rights agrees in writing to be bound by the registration provisions of this Agreement. In each case, such rights may only be transferred together with the underlying Registrable Securities in a transfer permitted by the Securities Act and applicable state securities laws.
13.    Miscellaneous.
(a)    Remedies. The Company and the Holders acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to seek an injunction or injunctions to prevent or cure breaches of the provisions of this Agreement and to enforce specifically the terms and provisions hereof, this being in addition to any other remedy to which any of them may be entitled by law or equity.
(b)    Jurisdiction. Each of the Company and the Holders (i) hereby irrevocably submits to the exclusive jurisdiction of the United States District Court, the New York state courts and other courts of the United States sitting in New York, New York for the purposes of any suit, action or proceeding arising out of or relating to this Agreement and (ii) hereby waives, and agrees not to assert in any such suit action or proceeding, any claim that it is not personally subject to the jurisdiction of such court, that the suit, action or proceeding is brought in an inconvenient forum or that the venue of the suit, action or proceeding is improper. The Company and the Holders consent to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing in this paragraph shall affect or limit any right to serve process in any other manner permitted by law.
(c)    Notices. Any notice or other communication required or permitted to be given hereunder shall be in writing by facsimile, mail or personal delivery and shall be effective upon actual receipt of such notice. The addresses for such communications shall be:
If to the Company:
ATRM Holdings, Inc.
5215 Gershwin Avenue N.
Oakdale, Minnesota 55128
Attention: Daniel M. Koch, President and Chief Executive Officer

with a copy to (which copy shall not constitute notice):

Olshan Frome Wolosky LLP
1325 Avenue of the Americas
New York, New York 10022
Facsimile: (212) 451-2222
Attention: Adam W. Finerman, Esq.
If to a Holder:
The Holder’s address or facsimile number set forth on the Holder’s signature page to this Agreement.

Any party hereto may from time to time change its address for notices by giving at least five (5) days’ written notice of such changed address to the other parties hereto.
(d)    Waivers. No waiver by any party of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right accruing to it thereafter. The representations and warranties and the agreements and covenants of the Company and each Holder contained herein shall survive the Closing.
(e)    Execution in Counterpart. This Agreement may be executed in two or more counterparts, all of which shall be considered one and the same agreement, it being understood that all parties need not sign the same counterpart.
(f)    Signatures. Facsimile signatures shall be valid and binding on each party submitting the same.
(g)    Entire Agreement: Amendment. This Agreement, together with the Exchange Agreement and the agreements and documents contemplated hereby and thereby, contains the entire understanding and agreement of the parties, and may not be amended, modified or terminated except by a written agreement signed by the Company and the Holders of at least a majority of the outstanding Registrable Securities.
(h)    Governing Law. This Agreement and the validity and performance of the terms hereof shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts executed and to be performed entirely within such state, except to the extent that the law of the State of Minnesota regulates the Company’s issuance of securities.
(i)    Jury Trial. EACH PARTY HERETO WAIVES THE RIGHT TO A TRIAL BY JURY.

(j)    Force Majeure. The Company shall not be deemed in breach of its commitments under this Agreement and no payments by the Company as set forth in Section 2 shall be required if the Company is unable to fulfill its obligations hereunder in a timely fashion if the SEC or any applicable securities exchange is closed or operating on a limited basis as a result of the occurrence of a Force Majeure. As used herein, “Force Majeure” means war or armed hostilities or other national or international calamity, or one or more acts of terrorism, which are having a material adverse effect on the financial markets in the United States. Furthermore, any payments owed as a result of Section 2 shall not accrue during any period during which the Company’s performance hereunder has been delayed or the Company’s ability to fulfill its obligations hereunder has been impaired by a Force Majeure.
(k)    Titles. The titles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.
(l)    No Strict Construction. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rule of strict construction will be applied against any party.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

COMPANY:

ATRM HOLDINGS, INC.

By:	/s/ Daniel M. Koch
Name: Daniel M. Koch Title: President and Chief Executive Officer

HOLDERS:

LONE STAR VALUE INVESTORS, LP
By: Lone Star Value Investors GP, LLC, Its General Partner

By:	/s/ Jeffrey E. Eberwein
Name: Jeffrey E. Eberwein
Title: Manager

Address: __________________________________
_________________________________________
Facsimile: ________________________________

LONE STAR VALUE CO-INVEST I, LP
By: Lone Star Value Investors GP, LLC, Its General Partner

By:	/s/ Jeffrey E. Eberwein
Name: Jeffrey E. Eberwein
Title: Manager

Address: __________________________________
_________________________________________
Facsimile: ________________________________

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